Exhibit 99.2

Supplemental Information November 2019

Forward - Looking Statements Some of the statements made in these materials are “forward - looking” and are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including statements relating to: (1) our financial forecast, including projected sales (including specific product lines and the Company as a whole), total volume, price realization, profit margins, net income, earnings per share and free cash flow, (2) the Company’s regional and national branding and marketing initiatives, (3) the Company’s innovation, research and development plans and its ability to successfully launch new products or brands, (4) commodity prices and other inputs and the Company’s ability to forecast or predict commodity prices, milk production and milk exports, (5) the Company’s enterprise - wide cost productivity plan and other cost - savings initiatives, including plant closures and route reductions, and its ability to achieve expected savings, (6) planned capital expenditures, (7) the status of the Company’s litigation matters, (8) the Company’s plans related to its capital structure, (9) the Company’s dividend policy, (10) possible repurchases of shares of the Company’s common stock, (11) potential acquisitions, dispositions or other transactions and (12) the Company’s exploration of strategic alternatives and any potential results thereof. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these materials, including the risks disclosed by the Company in its filings with the Securities and Exchange Commission. Projections are based on a number of assumptions. Such projections are not to be viewed as facts or a guarantee of performance and are subject to significant uncertainties and contingencies, many of which are beyond the control of the Company. No assurance can be given that any particular projection will be realized. Actual results during the period or periods covered by any such projection may differ from the projected results, and such differences may be material. The cost and supply of commodities and other raw materials are determined by market forces over which the Company has limited or no control. Sales, operating income, net income, debt covenant compliance, financial performance and earnings per share can vary based on a variety of economic, governmental and competitive factors, which are identified in the Company’s filings with the Securities and Exchange Commission, including the Company's most recent Forms 10 - K and 10 - Q. The Company’s ability to profit from its branding and marketing initiatives depends on a number of factors including consumer acceptance of its products. The declaration and payment of cash dividends under the Company’s dividend policy remains at the sole discretion of the Board of Directors and will depend upon its financial results, cash requirements, future prospects, restrictions in its credit agreements and debt covenant compliance, applicable law and other factors that may be deemed relevant by the Board. All forward - looking statements in these materials speak only as of the date of these materials. There are no assurances that the Company’s exploration of strategic alternatives will result in a transaction or other strategic change or outcome. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in its expectations with regard thereto or any changes in the events, conditions or circumstances on which any such statement is based except as required by law. 2

Table of Contents I. Recent Results II. Debt Capital Structure III. DIP Projections 3

I. Recent Results

2018/19 Situational Overview

DeanFoods

- The Company is currently exploring a potential sale transaction

Secular Headwinds Facing Industry

Volume and margin over milk decreasing

- Fluid milk category decline accelerated in 2019 to ~(4%) YOY[1]
- Retailers tactically using low priced private label to drive traffic
- Hyper-competitive environment leading manufacturers to private label price concessions

Costs

- Higher commodity costs (dairy and non-dairy) pressuring margins
- Unemployment at all-time lows, driving competitive & expensive labor market
- Nationwide driver shortage leading to higher freight rates

Short-term Challenges/ Disruptions Facing Dean Foods

- Key large customer volume losses resulted in short-term deleverage and a cost structure reset
- Consolidation of plants drove unplanned transitory costs and customer service issues
- Margin improvement initiatives and deteriorating earnings resulted in large and small customer losses

1. IRI totals through Week Ending September 29, 2019

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YTD 2019 Results • Continued acceleration of losses in 2019 • Reduction of Fluid volumes (approx. 200m gallons) driven by: • Category decline acceleration (approx. 4%) • Key customer losses • Loss of profitable local customer accounts as a consequence of initiatives related to changes in terms to improve margins • ~52 million volume decline in Q3 vs Q3 2018 • Slight improvement of contribution Margin rate driven by pricing and trade optimization • Mix shift to private label resulting in lower margins • Negative impact from Logistics • Loss of a copacker on the east coast and internalization of freight • Higher personnel, benefit and insurance costs • Cost saving and performance improvement initiatives kicking off in late Q3 2019 • SG&A lower than prior year driven by cost savings and headcount reduction initiatives Q4 ’18 Q1 ’19 Q2 ’19 Q3 ’19 Adj. EBITDA ($14) ($3) $5 ($10) Adj. Operating Loss (46) (36) (27) (48) Adj. Net Loss (45) (38) (33) (85) Adj. EPS ($0.50) ($0.41) ($0.36) ($0.92) FCF (14) (99) 24 (107) Note: $ values in millions, except Adj. EPS 6

II. Debt Capital Structure

11/8/19 Debt / LTM Adj. EBITDA Current Coupon Maturity Cash & Equivalents $48 Secured Debt $450mm AR Facility 1 180 L + 195 Feb-22 $350mm Senior Secured RCF 2 189 L + 275 Feb-24 Capital Leases 2 Total Senior Secured Debt $370 Net Senior Secured Debt 322 Senior Unsecured Notes due 2023 700 6.5% Mar-23 Total Outstanding Debt $1,070 Net Debt 1,022 Current Debt Capitalization Note: $ values in millions 1. Excludes $195.2mm of LCs outstanding 2. Subject to pricing grid based on total net leverage ratio 3. Maturity date is September 15, 2022 if the unsecured bonds are not repaid or refinanced by June 15, 2022 3 8

Facility Commitment Amount Outstanding (as of 11/8/19) Collateral AR Securitization Facility $450 million $180 million borrowings $195 million issued but undrawn letters of credit First priority lien on all AR of the subsidiary Originators and the SPV borrowers No security interest or guarantees from RCF borrower; no guarantees from the RCF guarantors Revolving Credit Facility $350 million $189 million borrowings First priority lien and security interest in all real estate contributed to the Borrowing Base, other material real estate that is subject to a Mortgage in favor of the RCF lenders and all other tangible and intangible assets (subject to customary exclusions) of the Borrower and each material restricted subsidiary of the Borrower Includes plants, machinery and equipment, inventory, trademarks and intellectual property Also includes equity interests in subsidiaries (other than the SPV borrowers under the AR Facility, captive insurance subsidiaries, and other customary exclusions) Existing Secured Debt 9

Summary of Select Assets

	Accounts Receivable	Inventory[1]	Property, Plants & Equipment
Amount	■ **$487 million** total AR (as of 11/8/19) ▶ $180 million borrowings (as of 11/8/19) ▶ $195 million LCs (as of 11/8/19) ▶ 99% of LCs provided to insurance providers (mainly workmen compensation), with remainder to suppliers, utilities, and government agencies	■ **$269 million** on balance sheet (as of 9/30/19) ▶ $108 million raw materials (~40%) ▶ $161 million finished goods (~60%)	■ **$590 million** in appraised value ▶ $391 million real estate value (27 plants) ▶ $199 million machinery & equipment value (26 plants) ▶ Non-appraised plants and other real estate could reflect material additional value
Description	■ Existing AR Securitization has liens on the AR ▶ Existing RCF has lien on residual value of the AR ■ Existing AR is not available for DIP financing ▶ AR Securitization will need to be rolled from pre to post petition	■ All pledged to existing RCF ■ Finished goods inventory detail: ▶ $100 million ice cream ▶ $60 million fluid milk ▶ ~$600 thousand butter ■ Raw materials inventory detail: ▶ $47 million packaging ▶ $18 million raw milk & cream ▶ $44 million other ingredients	■ 28 plants with either real estate or machinery & equipment appraised ■ 19 plants[2] with no appraisals performed ▶ 20 plants without real estate appraisals ▶ 21 plants without machinery & equipment appraisals

1. If AR Facility continues through bankruptcy, inventory liens are expected to be subject to initial consent of AR lenders and liens on the proceeds thereof are expected to be junior to AR Facility
2. Plants located in an area outside of a non-special flood hazard

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Overview of AR Borrowing Base As of 11/8/19 Total Accounts Receivable $486.5 (-) >90 days Past Due Receivables (8.2) (-) Other Ineligible Receivables (8.4) Eligible Receivables Balance $469.8 (-) Ineligibles due to Concentration Limits (4.6) Net Receivables Balance $465.2 Lost / Dilution Reserve 14.6% (x) Net Receivables Balance $465.2 Total Required Reserve $68.1 Net Receivables Balance $465.2 (-) Total Required Reserve (68.1) Available Funding Amount $397.1 LCs Outstanding $195.2 Borrowings 180.0 Total Outstanding $375.2 Note: $ values in millions 1. Available Funding Amount is currently capped at $379 million 11 1

Overview of Plants

DeanFoods

#	Plant Name	Fluid - Frozen - Combined
1	Albuquerque, NM	Fluid
2	Athens, TN	Combined
3	Belvidere, IL	Frozen
4	Billings, MT	Fluid
5	Birmingham, AL	Frozen
6	Birmingham, AL	Fluid
7	Bismarck, ND	Fluid
8	Boise, ID	Fluid
9	Burlington, NJ	Fluid
10	Chemung, IL	Fluid
11	City of Industry, CA North	Fluid
12	City of Industry, CA South	Fluid
13	Dallas, TX East	Fluid
14	De Pere, WI	Fluid
15	Decatur, IN	Frozen
16	El Paso, TX	Fluid
17	Englewood, CO	Fluid
18	Franklin, MA	Fluid
19	Grand Rapids, MI	Fluid
20	Great Falls, MT	Fluid
21	Greeley, CO	Fluid
22	Hammond, LA	Fluid
23	Hayward, CA	Fluid
24	High Point, NC	Fluid
25	Hilo, HI	Fluid
26	Honolulu, HI	Fluid
27	Houston, TX	Fluid
28	Huntington, IN	Fluid
29	Lansdale, PA	Fluid

#	Plant Name	Fluid - Frozen - Combined
30	Las Vegas, NV	Fluid
31	Lebanon, PA	Fluid
32	LeMars, IA	Fluid
33	Lubbock, TX	Fluid
34	Marietta, OH	Fluid
35	Marquette, MI	Fluid
36	McKinney, TX	Frozen
37	Miami, FL	Fluid
38	Nashville, TN (Country Delite)	Fluid
39	Nashville, TN (Purity Milk)	Fluid
40	OFallon, IL	Fluid
41	Orange City, FL	Fluid
42	Orlando, FL	Fluid
43	Reno, NV	Fluid
44	Rensselaer, NY	Fluid
45	Rockford, IL	Fluid
46	Salt Lake City, UT	Fluid
47	San Antonio, TX	Fluid
48	Schuylkill Haven, PA	Fluid
49	Sharpsville, PA	Fluid
50	Sioux Falls, SD	Fluid
51	Spartanburg, SC	Fluid
52	Springfield, OH	Fluid
53	St. George, UT	Frozen
54	Toledo, OH	Frozen
55	Tulsa, OK	Fluid
56	Wilbraham, MA	Frozen
57	Winston-Salem, NC	Combined
58	Woodbury, MN	Fluid

	Real Estate	Machinery & Equipment	Total
Total Appraised Value	$395[1]	$199	$594
Book Value of Non-Appraised Plants	124	133	257

Note: $ values in millions

1. Includes ~$4mm estimated sale value of previously closed plant (McKinney, TX frozen plant)

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III. DIP Projections

DIP Projection Operating Assumptions Note: $ in millions, volume in millions of gallons. Summary P&L through adjusted net income. Does not include additional GAAP ad justments to the P&L [1] Calculated as Adjusted OI and adding back D&A expense. [2] Does not include interest and fees resulting from Ch 11. Filing. 14 (USD Millions) Period 10/31/19 11/30/19 12/31/19 1/31/20 2/29/20 3/31/20 4/30/20 5/31/20 6/30/20 7/31/20 8/31/20 Total Fsct Fsct Fsct Fsct Fsct Fsct Fsct Fsct Fsct Fsct Fsct Fsct Total Volume (gals mm) 178 172 171 179 158 169 176 179 160 171 179 1,892 Net Sales 647$ 621$ 602$ 632$ 560$ 603$ 633$ 642$ 569$ 617$ 640$ 6,767$ Total Net Contribution Margin 182 173 169 184 164 176 187 186 162 174 181 1,939 Adj. EBITDA [1] (2) (3) (9) (13) (13) 3 2 (8) (11) (15) (7) (77) % Margin 0% 0% -2% -2% -2% 0% 0% -1% -2% -3% -1% -1% Adj. OI (13) (13) (20) (24) (24) (8) (9) (18) (22) (26) (17) (195) Memo: Key Items D&A (11) (11) (11) (11) (11) (11) (11) (11) (11) (11) (11) (118) Non-Cash Interest Expense [2] (4) (2) - - - - - - - - - (6) CapEx & Asset Sales (10) (10) (15) (9) (9) (9) (7) (7) (7) (7) (7) (97)

Note: $ in millions Direct Cash Flow DIP Forecast 15 Forecast Month Nov Dec Jan Feb Mar Apr May Jun Jul Aug Total Week Ending 11/29 1/3 1/31 2/28 4/3 5/1 5/29 7/3 7/31 8/28 Period Operating Cash Receipts 625$ 732$ 519$ 571$ 677$ 548$ 592$ 717$ 534$ 557$ 6,071$ Operating Disbursements (416) (606) (585) (615) (643) (592) (625) (670) (588) (586) (5,925) Net Operating Cashflows 209$ 127$ (66)$ (44)$ 34$ (44)$ (32)$ 46$ (54)$ (29)$ 147$ Ch 11. & Other Disbursements (285) (52) (13) (15) (11) (12) (9) (15) (10) (10) (432) Total Net Cash Flow (76)$ 75$ (79)$ (59)$ 23$ (56)$ (42)$ 31$ (64)$ (38)$ (286)$ Memo: Key Accounts Month-End Cash 28 74 23 15 15 15 15 15 15 15 15 Month-End A/R Facility Balance 425 397 425 425 420 425 425 409 425 425 425 Month-End ABL Balance - - - - - - - - - - - Month-End DIP Facility Balance 189 189 189 240 222 273 315 300 347 385 385 Intra-Month DIP Max Balance 226 270 247 277 296 350 372 368 423 425 425

IV. Reconciliation of Non - GAAP Measures

Quarter Ended December 31, 2018 DEAN FOODS COMPANY Reconciliation of Non-GAAP Financial Measures* (Unaudited) (In thousands) 2018 2017 Reconciliation of Net Income (Loss) to Adjusted EBITDA Net income (loss) (260,351)$ 52,318$ Interest expense 14,531 14,551 Income tax benefit (16,286) (30,608) Depreciation and amortization 37,147 40,091 Asset write-downs and loss on sale of assets (a) 202,182 2,848 Closed deal costs (b) - - Facility closing and reorganization costs, net (c) 1,548 1,966 Mark-to-market on derivative contracts (d) 6,062 1,012 Discontinued operations (e) (2,950) (2,811) Cost productivity plan (f) 3,949 5,738 Non-controlling interest in Good Karma (g) 310 - Other adjustments (h) - 2,205 Adjusted EBITDA (13,858) 87,310 - - * See Notes to Reconciliation of Non-GAAP Financial Measures Three months ended December 31,

18 See Notes to Reconciliation of Non - GAAP Measures Quarter Ended December 31, 2018

Notes to Reconciliation of Non - GAAP Measures - December 31, 2019 19

20 Notes to Reconciliation of Non - GAAP Measures - December 31, 2019

Quarter Ended March 31, 2019 DEAN FOODS COMPANY Reconciliation of Non-GAAP Financial Measures* (Unaudited) (In thousands) 2019 2018 Reconciliation of Net Income (Loss) to Adjusted EBITDA Net income (loss) (61,827)$ (265)$ Interest expense 19,000 14,033 Income tax benefit (1,956) 1,107 Depreciation and amortization 37,074 39,441 Asset write-downs and loss on sale of assets (a) - - Facility closing and reorganization costs, net (b) 4,332 8,462 Mark-to-market on derivative contracts (c) (3,436) (43) Discontinued operations (h) - - Cost productivity plan (d) 3,599 4,133 Non-controlling interest in Good Karma (e) 323 - Other adjustments (f) - 188 Adjusted EBITDA (2,891) 67,056 - - * See Notes to Reconciliation of Non-GAAP Financial Measures Three months ended March 31,

22 Quarter Ended March 31, 2019 See Notes to Reconciliation of Non - GAAP Measures

23 Notes to Reconciliation of Non - GAAP Measures – March 31, 2019

Quarter Ended June 30, 2019 24 DEAN FOODS COMPANY Reconciliation of Non-GAAP Financial Measures* (Unaudited) (In thousands) 2019 2018 Reconciliation of Net Income (Loss) to Adjusted EBITDA Net income (loss) (64,863)$ (40,094)$ Interest expense 16,200 14,069 Income tax benefit (expense) (4,477) (13,727) Depreciation and amortization 37,466 39,391 Asset write-downs and loss on sale of assets (a) 11,860 2,232 Facility closing and reorganization costs, net (b) 7,400 67,661 Mark-to-market on derivative contracts (c) (1,150) (1,147) Discontinued operations (d) - (1,922) Cost productivity plan (e) 2,419 5,579 Non-controlling interest in Good Karma (f) 515 - Other adjustments (g) - (2,289) Adjusted EBITDA 5,370 69,753 #REF! #REF! * See Notes to Reconciliation of Non-GAAP Financial Measures Three months ended June 30,

25 Quarter Ended June 30, 2019 See Notes to Reconciliation of Non - GAAP Measures

26 Notes to Reconciliation of Non - GAAP Measures – June 30, 2019

Quarter Ended September 30, 2019 27 DEAN FOODS COMPANY Reconciliation of Non-GAAP Financial Measures* (Unaudited) (In thousands) 2019 2018 Reconciliation of Net Income (Loss) to Adjusted EBITDA Net income (loss) (79,393)$ (26,648)$ Interest expense (g) 17,330 13,810 Income tax benefit (1,448) (13,377) Depreciation and amortization 36,617 37,472 Asset write-downs and loss on sale of assets (a) - - Facility closing and reorganization costs, net (b) 3,806 (2,679) Mark-to-market on derivative contracts (c) 2,365 (967) Discontinued operations (d) - - Cost productivity plan (e) (699) 4,968 Non-controlling interest in Good Karma (f) 132 316 Other adjustments (g) 11,789 17 Adjusted EBITDA (9,501) 12,912 * See Notes to Reconciliation of Non-GAAP Financial Measures Three months ended September 30,

28 Quarter Ended September 30, 2019 See Notes to Reconciliation of Non - GAAP Measures

29 Notes to Reconciliation of Non - GAAP Measures – September 30, 2019

30 (h) The adjustment reflects the income tax impact of adjustments (a) through (g) as well as an adjustment to our income tax e xpe nse. During the quarter ended September 30, 2019, we adjusted this tax rate from 26.5% to 0%, therefore the amount within the three months ended Sept emb er 30, 2019 includes a cumulative adjustment related to the first and second quarters of 2019. This reflects a year to date income tax rate of 0% fo r the period ended September 30, 2019 and 26.5% for the three month periods ended September 30, 2018. We believe this 0% rate represents our lon g - term normalized tax rate as a U.S. domiciled business. Our effective tax rate on a GAAP basis was 1.8% and 33.4% for the three months ended Septe mbe r 30, 2019 and September 30, 2018, respectively. Notes to Reconciliation of Non - GAAP Measures – September 30, 2019 Notes to Reconciliation of Non - GAAP Measures